Results of a Special Meeting of Shareholders
On April 17, 2007, May 23, 2007 and June 26, 2007 Special Meetings of Shareholders were held to vote at a Trust, Fund and Class level on various proposals recently approved by the Fund's Trustees. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposal:
1. Election of Board Members†

Nominees

Votes For

Authority
Withheld
Abstentions
Broker Non-Vote
Bruce R. Bent

Reserve Municipal Money-Market Trust

6,939,794
618,777
0
0

William E. Viklund

Reserve Municipal Money-Market Trust

6,939,794
618,777
0
0

Joseph D. Donnelley

R
Reserve Municipal Money-Market Trust

6,939,794
618,777
0
0

Edwin Ehlert, Jr.

0
Reserve Municipal Money-Market Trust

6,939,794
618,777
0
0
William J. Montgoris

Reserve Municipal Money-Market Trust

6,939,794

618,777
0
0
Frank J. Stalzer

Reserve Municipal Money-Market Trust

6,939,794
618,777
0
0

Ronald J. Artinian

Reserve Municipal Money-Market Trust

6,939,794
618,777
0
0

Santa Albicocco

Reserve Municipal Money-Market Trust

6,939,794
618,777
0
0

Stephen P. Zieniwicz

Reserve Municipal Money-Market Trust

6,939,794
618,777
0
0

Board Members are elected by the shareholders of all of the series of the Trust of which the Fund is a series.
On April 17, 2007, May 23, 2007 and June 26, 2007, Special Meetings of Shareholders were held to vote at a Fund level on various proposals recently approved by the Fund's Trustees. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (a) to approve the retention of payments made under the "Comprehensive Fee" Investment Management Agreement, (b) to approve the retention of payments made under Distribution Plans and Distribution Agreements.
 Approval of Retention of Payments

Votes For

Votes Against

Abstentions

Broker
Non-Votes

Approval of Retention of Payments Made Under the "Comprehensive Fee" Investment Management Agreements

Louisiana Municipal Money-Market Fund

3,254,470

79,573

65,336

0
Minnesota Municipal Money-Market Fund

1,834,150

3,779

489,897

0

Approval of Retention of Payments Made Under Distribution Plans and Distribution Agreements.

Louisiana Municipal Money-Market Fund

3,254,470

79,573

65,336

0
Minnesota Municipal Money-Market Fund

1,834,531

3,397

489,897

0

On April 17, 2007, May 23, 2007 and June 26, 2007, Special Meetings of Shareholders were held to vote at a Class level on various proposals recently approved by the Fund's Trustees. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes by the Class R and the Class I shareholders as to the following proposals: (1) to approve a new "Comprehensive Fee" Investment Management Agreement, (2) to amend the "Comprehensive Fee" Investment Management Agreement, (3) to approve new Distribution Plans and (4) to amend the "Distribution Plans."

1. Approval of New "Comprehensive Fee" Investment Management Agreement

Votes For

Votes Against

Abstentions

Broker
Non-Votes
Approval of New "Comprehensive Fee" Investment Management Agreement

Louisiana Municipal Money-Market Fund-Class R

3,194,170

139,874

65,336

0
Minnesota Municipal Money-Market Fund-Class R

1,834,150

3,779

489,897

0

2. Approval of Amendment to "Comprehensive Fee" Investment Management Agreement

Votes For

Votes Against

Abstentions

Broker
Non-Votes
Approval of Amendment to "Comprehensive Fee" Investment Management Agreement

Arizona Municipal Money-Market Fund-Class R

1,831,364

0

0

0
Louisiana Municipal Money-Market Fund-Class R

3,194,170

79,573

125,637

0
Minnesota Municipal Money-Market Fund-Class R

1,834,150

3,779

489,897

0

3. Approval of New Distribution Plan

Votes For

Votes Against

Abstentions

Broker
Non-Votes
Approval of New Distribution Plan

Louisiana Municipal Money-Market Fund-Class R

3,194,170

139,874

65,336

0
Minnesota Municipal Money-Market Fund-Class R

1,834,531

3,397

489,897

0

4. Approval of Amendment to New Distribution Plan

Votes For

Votes Against

Abstentions

Broker
Non-Votes
Approval of Amendment to New Distribution Plan

Arizona Municipal Money-Market Fund-Class R

1,831,364

0

0

0
Louisiana Municipal Money-Market Fund-Class R

3,194,170

159,303

45,908

0
Minnesota Municipal Money-Market Fund-Class R

1,834,531

3,397

489,897

0